                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2005
                               (December 16, 2004)


                            Surge Global Energy, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
            (State or jurisdiction of incorporation or organization)

                                    000-24269
                                    ---------
                            (Commission File Number)

                                   34-1454529
                                   ----------
                     (I.R.S. Employer Identification Number)

              12220 El Camino Real, Suite 410, San Diego, CA 92130
              ----------------------------------------------------
               (Address of principal executive offices (Zip Code)

                   Registrant's telephone number: 858-704-5010

              ----------------------------------------------------
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE: This Current Report on Form 8-K/A amends and restates Form 8-K filed December 16, 2004 and amended December 28, 2004 (the "Prior Reports"), for the following purposes: (1) to reflect that the transaction described in Item
1.01 of the Prior Reports closed on December 16, 2004; (2) to add pro forma financial statements in Item 9.01(b); and (3) to replace the exhibits previously filed with the final forms of agreements agreed by the parties.

Item 1.01   Entry Into a Material Definitive Agreement.
            -------------------------------------------

         On December 16, 2004, Surge Global Energy, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") by and among the Company, William M. Miller, the Company's former Chief Executive Officer, Zenvesco, Inc. ("Zenvesco"), Highland Pipe Co. doing business as Monarch Pipe Company ("Monarch"), Camden Structure, Inc. ("Camden") and PK Ventures, Inc. ("PK"), and consummated the transaction. Zenvesco and Camden are affiliates of Mr. Miller, and Monarch and PK are wholly-owned subsidiaries of the Company. Pursuant to the Agreement, the Company agreed to transfer to Zenvesco all of the Company's assets related to its discontinued tobacco business. The assets include all of the outstanding shares of the Company's Monarch and PK subsidiaries, which were exclusively engaged in the tobacco business, cash in the approximate amount of $4,579, an escrow account in the approximate amount of $4,200, subject to the requirements or liabilities imposed on such escrow account pursuant to Ohio law, accounts receivable associated with the tobacco business, equipment, furniture and fixtures associated with the tobacco business, all artwork, trademarks and other intellectual property rights associated with the names E. A. Casey, Casey's Smoke Shop and Havana Group and the website eacasey.com, all inventory of tobacco and tobacco products, including all catalogs, and catalog sales orders and customer lists related to the tobacco business, including the E. A. Casey customer list, and the Company's leasehold interest in the real property located at 7090 Whipple Avenue, N.W., Canton, Ohio, 44720. In consideration for the transfer of assets, Zenvesco agreed to pay $100 and to assume all of the Company's liabilities related to the discontinued tobacco business. Certain liabilities owed to Miller and affiliated entities are to be forgiven rather than assumed.

         Pursuant to the Asset Purchase Agreement, Mr. Miller agreed to guarantee Zenvesco's payment of the assumed liabilities pursuant to a Guarantee Agreement dated December 16, 2004, and to pledge 200,000 shares of his shares of Company's common stock as security for the discharge of the assumed liabilities, pursuant to a Pledge Agreement dated December 16, 2004. The pledged shares are being held in escrow pursuant an Escrow Agreement dated December 16, 2004.

         The Company and Mr. Miller also entered into a Separation Agreement and General Release on December 16, 2004 (the "Separation Agreement"). Under the Separation Agreement, Mr. Miller released any and all claims owed by the Company to Mr. Miller and assumed debts owed by the Company to certain of his related parties and affiliates. The total amount of debts released and assumed was


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approximately $523,000 (which amount is in addition to the approximately
$280,000 assumed by Mr. Miller pursuant to the Asset Purchase Agreement). The Company agreed to pay to Mr. Miller $250,000 on the later of 90 days from the execution date of the Agreement or the date the Company has raised at least $500,000 in equity capital after the date of the Separation Agreement.

         The Separation Agreement also provides for the cancellation of Mr. Miller's outstanding options and warrants to purchase an aggregate of 400,000 shares of the Company's Common Stock.

         On December 16, 2004, Duncan Hill, Inc., a company affiliated with Mr. Miller, agreed pursuant to a letter agreement to convey to the Company for cancellation 5,000,000 shares of Series A Preferred Stock and 1,100,000 shares of Series B Preferred Stock, and to release the Company from all obligations for accumulated dividends thereon, in exchange for 6,100 shares of the Company's Common Stock.

Item 2.01.  Completion of Acquisition or Disposition of Assets.
            ---------------------------------------------------

         As described in Item 1.01 above, on December 16, 2004, the Company consummated the sale of its discontinued tobacco business to Zenvesco, Inc., a company controlled by William L. Miller, the Company's former Chief Executive Officer. Reference is made to Item 1.01 above for a description of the terms of the disposition of these assets. The terms were determined by arms length negotiations between the Company and Mr. Miller, and were not arrived at by any formula or principle.


Item 2.05   Costs Associated with Exit or Disposal Activities.
            --------------------------------------------------

         Reference is made to Item 1.01 for a description of an agreement for a transaction with respect to the sale of the Company's discontinued tobacco business and related assets. The $250,000 to be paid to Mr. Miller pursuant to the Separation Agreement may be deemed to be a cost associated with the disposal of the tobacco business and related assets. The disposal of the assets of the tobacco business was authorized by action of the Board of Directors on November 30, 2004.

Item 3.02.  Unregistered Sales of Equity Securities.
            ----------------------------------------

         As described in Item 1.01 above, on December 16, 2004, the Company agreed to issue 6,100 shares of Common Stock to Duncan Hill, Inc. in exchange for 5,000,000 shares of Series A Preferred Stock and 1,100,000 shares of Series B Preferred Stock, without registration under the Securities Act of 1933, as amended (the "Securities Act"). The Company relied on the exemption contained in
Section 3(a)(9) of the Securities Act for this sale.

Item 3.03   Material Modifications to Rights of Security Holders.
            -----------------------------------------------------

         As a result of the transfer by Duncan Hill of all outstanding shares of Series B Preferred Stock to the Company for cancellation, as described in Item
1.01 above, the limitation contained in the designation of rights and preferences of the Series B Preferred Stock on payment of dividends to holders of Common Stock no longer applies. The Company has never paid a dividend on its Common Stock, and has no current plans to pay a dividend on its Common Stock.


                                      -2-
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Item 5.01.  Changes in Control of Registrant.
            ---------------------------------

         Prior to the transaction described in Item 1.01, Duncan Hill, Inc. owned 6,100,000 shares of Preferred Stock which shares were entitled to one vote per share on all matters submitted to a vote of the stockholders. In October 2004, Mr. William L. Miller, who controls Duncan Hill, Inc., sold 2,000,000 shares of Common Stock in a private transaction. Mr. Miller also agreed in connection with the transactions described in Item 1.01 above to the termination of options and warrants to purchase 400,000 shares. Mr. Miller currently beneficially owns 1,472,100 shares or approximately 6.4% of the outstanding shares of Common stock. The reduction of Mr. Miller's ownership interest may be deemed a change in control. To the knowledge of management, the following persons (with their approximate ownership percentage set forth beside their name), in addition to Mr. Miller, beneficially owned in excess of 5% of the outstanding Common Stock at December 16, 2004: Chet Idziszek (7%) Steven Heard (17%), E. Jamie Schloss (10%), David Perez (6%), and Frederick Berndt (15%).

Item 9.01. Financial Statements and Exhibits.

         (b) Pro Forma Financial Information

Pro forma financial information related to the disposition of the Company's tobacco business is provided below.

Introductory Paragraph
----------------------

         On December 16, 2004, the Company consummated the sale of its discontinued tobacco business to Zenvesco, Inc. ("Zenvesco"), a company controlled by William L. Miller, the Company's former Chief Executive Officer. Zenvesco acquired certain assets and assumed approximately $280,000 of the Company's liabilities. The Company also entered into a separation agreement with Mr. Miller whereby certain liabilities due to Mr. Miller and his affiliates were settled for $250,000, and the Company was released from its obligation of approximately $523,000 due to Mr. Miller and his affiliates. Additionally, notes payable of $156,000 due to related parties and investors, and accrued liabilities of approximately $24,000 due to a consultant were converted into 392,076 unregistered common shares of the Company. The Company also issued 6,100 shares of common stock to redeem all Series A and B Preferred Stock held by Mr. Miller's affiliate.

The following pro forma computations illustrate the impact of this transaction as if they occurred on the first day of the Company's last fiscal year (January 1, 2003) for purposes of presenting the Pro Forma Statement of Losses for the Year ended December 31, 2003, and Pro Forma Statement of Losses for the nine months ended September 30, 2004 and as of September 30, 2004 for purposes of presenting the Pro Forma Balance Sheet.


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
                                          SURGE GLOBAL ENERGY, INC.
                                        (FORMERLY HAVANA GROUP, INC.)
                          UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS
                                             SEPTEMBER 30, 2004


ASSETS
Current assets:                                                               Pro forma           Pro forma
                                                              Historical     adjustments          adjusted
                                                             ------------    -----------        ------------
Cash and cash equivalents                                    $    29,971         (4,580)    1   $    25,391
                                                             ------------                       ------------
Total current assets                                              29,971                             25,391

Restricted cash                                                    4,200         (4,200)    1            --

Other assets:

Contract deposits                                                625,000                            625,000

Assets of discontinued operations                                 22,116        (22,116)    1            --

Total Assets                                                 $   681,287                        $   650,391
                                                             ============                       ============

LIABILITIES AND (DEFICIENCY IN) STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities                     $   396,363       (293,776)   3,5  $   102,587
Accrued liabilities in connection with disposal of
  discontinued operations                                             --        261,398     2       261,398
Notes payable - officers and directors                           250,000       (250,000)   3,5           --
Notes payable                                                     60,000        (60,000)    5            --
Notes payable with non-detachable securities,
  net of debt discount                                            46,000        (46,000)    5            --
Due to affiliates                                                319,461       (319,461)   2,3           --
                                                             ------------                       ------------
Total current liabilities                                      1,071,824                            363,985

Net liabilities of discontinued operations                       280,810       (280,810)    4            --

Total Liabilities                                              1,352,634                            363,985

(Deficiency in) stockholders' equity:
Preferred stock, par value $.001 per share; 10,000,000
  shares authorized:
  Series A - none issued and outstanding at September
    30, 2004                                                       5,000         (5,000)    6            --
  Series B - none issued and outstanding at September
    30, 2004                                                       1,100         (1,100)    6            --
Common stock, par value $.001 per share; 75,000,000
  shares authorized; 21,933,150 issued and outstanding
  at September 30, 2004                                           21,535            398    5,6       21,933

Additional paid-in capital                                     9,032,792        190,034    5,6    9,222,826

Accumulated deficit                                           (9,731,774)       773,421   1,3,4  (8,958,353)
                                                             ------------                       ------------

Total (deficiency in) stockholders' equity                      (671,347)                           286,406
                                                             ------------                       ------------
Total liabilities and (deficiency in) stockholders' equity   $   681,287                        $   650,391
                                                             ============                       ============

               See accompanying notes to unaudited condensed consolidated financial statements

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

                                       SURGE GLOBAL ENERGY, INC.
                                     (FORMERLY HAVANA GROUP, INC.)
                     UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF LOSSES
                                  FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                        Pro forma            Pro forma
                                                         Historical    adjustments           adjusted
                                                        ------------   ------------        ------------
Operating expenses:
Selling, general and administrative expenses            $   596,559                        $   596,559
Depreciation and amortization                                 4,614                              4,614
                                                        ------------                       ------------
Total operating expense                                     601,173                            601,173

Loss from operation                                        (601,173)                          (601,173)

Interest (expenses), net                                    (48,108)                           (48,108)

(Loss) from continuing operations, before income
  taxes and discontinued operations                        (649,281)                          (649,281)
Provision for income taxes                                       --                                 --
                                                        ------------                       ------------
(Loss) from continuing operations before discontinued
  operations                                               (649,281)                          (649,281)
(Loss) from discontinued operations                        (165,266)       165,266    7             --
Gain from disposal of discontinued operations                    --        773,421  1,2,4      773,421
                                                        ------------                       ------------
Net income (loss)                                       $  (814,547)                       $   124,140
                                                        ============                       ============

Loss per common share (basic and assuming dilution)     $     (0.08)                       $      0.01
                                                        ============

Weighted average shares outstanding                       9,861,859                          9,861,859


            See accompanying notes to unaudited condensed consolidated financial statements

                                                  -5-
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
                                      SURGE GLOBAL ENERGY, INC.
                                    (FORMERLY HAVANA GROUP, INC.)
                   UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF LOSSES
                         FOR THE NINE MONTHS PERIOD ENDED SEPTEMBER 30, 2004


                                                                               Pro forma        Pro forma
                                                              Historical      adjustments       adjusted
                                                             -------------    -----------     -------------
Operating expenses:
Selling, general and administrative expenses                 $    352,411                     $    352,411
Depreciation and amortization                                          --                               --
Total operating expense                                           352,411                          352,411

Loss from operation                                              (352,411)                        (352,411)

Interest (expenses), net                                          (20,780)                         (20,780)

(Loss) from continuing operations, before income taxes and
  discontinued operations                                        (373,191)                        (373,191)
Provision for income taxes                                             --                               --
                                                             -------------                    -------------
(Loss) from continuing operations before discontinued
  operations                                                     (373,191)                        (373,191)
(Loss) from discontinued operations                               (68,268)       68,268   7             --
Gain from disposal of discontinued operations                          --                               --
Net income (loss)                                            $   (441,459)                    $   (373,191)
                                                             =============                    =============

Loss per common share (basic and assuming dilution)          $      (0.02)                    $      (0.02)
                                                             =============                    =============

Weighted average shares outstanding                            20,643,260                       20,989,575


              See accompanying notes to unaudited condensed consolidated financial statements

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

                            SURGE GLOBAL ENERGY, INC.
                          (FORMERLY HAVANA GROUP, INC.)
    NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION


UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


The Pro Forma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of Surge Global Energy, Inc. (FORMERLY HAVANA GROUP, INC.) as if the sale of the tobacco business and restructuring had occurred as of January 1, 2003, pro forma condensed consolidated statement of losses for the year ended December 31, 2003, and for the nine months ended September 30, 2004, and as of September 30, 2004 for the pro forma condensed balance sheet.

(1) To record sale of certain tobacco related assets to Zenvesco, Inc.

(2) To record accrual of liabilities in connection with settlement of $250,000 debts due to William Miller and his affiliates, and settlement of $10,000 of notes payable and $1,398 of accrued interest due to investors.

(3) To record debt obligations legally released by William Miller and his affiliates in the amount of $523,507.

(4) To record $280,810 of accrued liabilities assumed by Zenvesco, Inc. (purchaser).

(5) To record the exchange of previously issued $50,000 note payable and accrued interest due to a Director of the Company, $106,000 notes payable and accrued interest to investors, and $24,261 of accrued compensation to a consultant for 392,076 shares of the Company's restricted common stock.

(6) To record issuance of 6,100 shares of the Company's restricted common shares in exchange for redemption of the Company's Series A and Series B preferred stock.

(7) To reflect the removal of revenues and expenses of tobacco business segment from the Company's financial statements.

                  (c)  Exhibits

         2.1 Asset Purchase Agreement by and among the Company, Zenvesco, Inc. ("Zenvesco"), William L. Miller, Highland Pipe Co. doing business as Monarch Pipe Company, Camden Structure, Inc. and PK Ventures, Inc. Certain exhibits and schedules have been omitted in accordance with Item 601(b)(2) of Regulation S-B, and will be provided to the Securities and Exchange Commission upon request.

         2.2 Letter Agreement between the Company and Duncan Hill, Inc. with respect to the redemption of Series A and Series B Preferred Stock.

         2.3 Guarantee of William L. Miller.

         2.4 Pledge Agreement between William L. Miller and the Company.

         2.5 Escrow Agreement among the Company, Zenvesco, William L. Miller and the Escrow Agent.

         2.6 Separation Agreement and General Release of All Claims between William L. Miller and the Company.


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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         Surge Global Energy, Inc.


Dated:  February 22, 2005                By: /s/ Fred W. Kelly
                                         --------------------------------------
                                         Fred W. Kelly, Chief Executive Officer


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